UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

CHINA GROWTH CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52339	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

#99 Jianshe Road 3, Pengjiang District, Jiangmen City Guangdong Province, 529000 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (750) 395-9988

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2011, the Company held an extraordinary general meeting of its shareholders (the “Shareholder Meeting”) at which holders of two-thirds of the Company’s outstanding ordinary shares and 6% Convertible preference shares, voting as a single class, approved special resolutions to (1) change the name of the Company from “China Growth Corporation” to “Huixin Waste Water Solutions, Inc.” and (2) amend and restate the Company’s Memorandum and Articles of Association. At the same Shareholder Meeting, holders of a majority of the Company’s outstanding ordinary shares and 6% Convertible preference shares approved an ordinary resolution to effectuate an 1 for 1.42610718 reverse split of its issued and outstanding ordinary shares.

The following table sets forth the matters voted upon at the extraordinary general meeting and the final results of voting on each matter voted upon:

Matter Voted Upon	Votes For	Votes Against	Abstentions
Approval of special resolution to change the name of the Company to “Huixin Waste Water Solutions, Inc.”	28,400,196	-0-	-0-
Approve of special resolution to amend and restate the Company’s Memorandum and Articles of Association	28,400,196	-0-	-0-
Approve of ordinary resolution to effectuate an 1 for 1.42610718 reverse split of its issued and outstanding ordinary shares	28,400,196	-0-	-0-

There were no broker non-votes for each of the matters voted upon at the Shareholder Meeting.

As more particularly described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 22, 2010 (the “Proxy Statement”), the Amended and Restated Memorandum and Articles of Association reflect the name change as well as certain other amendments to the Company’s previous Memorandum and Articles of Association. Please refer to the Proxy Statement for a description of the material changes to the Company’s previous Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association of the Company, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein, became effective immediately upon such approval.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated December 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2011	CHINA GROWTH CORPORATION

	By:	/s/ Mingzhuo Tan
Mingzhuo Tan
Chief Executive Officer, President and Chairman of the Board of Directors